Exhibit 99.1
Roadshow Presentation

Disclaimer Securities Law Information In connection with the proposed acquisition of Resolute Holdings, LLC and its subsidiaries (collectively, "Resolute"), Hicks Acquisition Company I, Inc. ("HACI") and Resolute intend to file with the SEC a proxy / registration statement and HACI intends to mail a definitive proxy statement and other relevant documents to HACI stockholders. HACI stockholders and other interested persons are advised to read, when available, HACI's preliminary proxy statement, and amendments thereto, and the definitive proxy statement in connection with HACI's solicitation of proxies for the special meeting to be held to approve the acquisition because these proxy statements will contain important information about Resolute, HACI and the proposed acquisition. The definitive proxy statement will be mailed to HACI stockholders as of a record date to be established for voting on the proposed acquisition. Stockholders will also be able to obtain a copy of the preliminary and definitive proxy statements once they are available, without charge, at the Securities Exchange Commission's ("SEC") website at http://www.sec.gov or by directing a request to Hicks Acquisition Company I, Inc., 100 Crescent Court, Suite 1200, Dallas, Texas, 75201, telephone 214-615-2300. HACI and its directors and officers may be deemed participants in the solicitation of proxies to HACI's stockholders. A list of the names of those directors and officers and a description of their interests in HACI is contained in HACI's annual report on Form 10-K for the fiscal year ended December 31, 2007, which is filed with the SEC, and will also be contained in HACI's proxy statement when it becomes available. HACI's stockholders may obtain additional information about the interests of the directors and officers of HACI in the acquisition in reading HACI's proxy statement and other materials to be filed with the SEC when such information becomes available. Safe Harbor Statement This presentation has been prepared exclusively for the purpose of providing summary information about Resolute and its business to HACI stockholders pending the distribution of the definitive proxy statement. It does not constitute a solicitation for or an offer by or, on behalf of HACI or Resolute or, of any securities or investment advisory services. This presentation includes "forward-looking statements" within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Words such as "expect," "estimate," "project," "budget," "forecast," "anticipate," "intend," "plan," "may," "will," "could," "should," "poised", "believes," "predicts," "potential," "continue," and similar expressions are intended to identify such forward-looking statements. Forward-looking statements in this presentation include matters that involve known and unknown risks, uncertainties and other factors that may cause actual results, levels of activity, performance or achievements to differ materially from results expressed or implied by this press release. Such risk factors include, among others: uncertainties as to the timing of the transaction, approval of the transaction by HACI's stockholders; the satisfaction of other closing conditions to the transaction, including the receipt of any required regulatory approvals; the approval of the charter amendment by HACI's stockholders and the warrant amendment by HACI's warrantholders; costs related to the transaction; the volatility of oil and gas prices; discovery, estimation, development and replacement of oil and gas reserves; the future cash flow, liquidity and financial position of Resolute; the success of the business and financial strategy, hedging strategies and plans of Resolute; the amount, nature and timing of capital expenditures of Resolute, including future development costs; availability and terms of capital; the effectiveness of Resolute's CO2 flood program; the timing and amount of future production of oil and gas; availability of drilling and production equipment; operating costs and other expenses of Resolute; the success of prospect development and property acquisition of Resolute; the success of Resolute in marketing oil and gas; competition in the oil and gas industry; Resolute's relationship with the Navajo Nation and Navajo Nation Oil and Gas, as well as the timing of when certain purchase rights held by Navajo Nation Oil and Gas become exercisable; the impact of weather and the occurrence of disasters, such as fires, floods and other events and natural disasters; government regulation of the oil and gas industry; developments in oil-producing and gas-producing countries; the success of strategic plans, expectations and objectives for future operations of Resolute. Actual results may differ materially from those contained in the forward-looking statements in this press release. HACI and Resolute undertake no obligation and do not intend to update these forward-looking statements to reflect events or circumstances occurring after the date of this press release. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this press release. All forward-looking statements are qualified in their entirety by this cautionary statement. Non-GAAP Financials The financial information and data contained in this presentation is unaudited and does not conform to the SEC's Regulation S-X. Accordingly, such information and data may not be included in, may be adjusted in or may be presented differently in, HACI's proxy / registration statement to solicit stockholder approval for the proposed acquisition of Resolute. This presentation includes certain estimated financial information and forecasts presented as pro forma financial measures that are not derived in accordance with generally accepted accounting principles ("GAAP"), and which may be deemed to be non-GAAP financial measures within the meaning of Regulation G promulgated by the SEC. HACI and Resolute believe that the presentation of these non-GAAP financial measures serve to enhance the understanding of the financial performance of Resolute and the proposed acquisition. However, these non-GAAP financial measures should be considered in addition to, and not as substitutes for or superior to, financial measures of financial performance prepared in accordance with GAAP. Our pro forma financial measures may not be comparable to similarly titled pro forma measures reported by other companies.

Management Presenters Management team - Resolute Nicholas J. Sutton Chairman and Chief Executive Officer James M. Piccone President, General Counsel and Secretary Theodore Gazulis Vice President and Chief Financial Officer Richard F. Betz Vice President, Business Development

Company Overview Resolute is a fast-growing, oil-weighted oil and gas exploration and production company focused on domestic onshore properties Experienced management team has assembled concentrated, operated assets with substantial organic growth Resolute focuses on development of its long-lived reserve base through the use of proven, industry-standard techniques Substantial capital has been spent to rejuvenate infrastructure and commence development projects Sustainable production growth expected with implementation and expansion of existing development projects

Key Investment Highlights Experienced management track record - both public and private companies Attractive asset base Significant organic upside through the application of proven technology in an established play Long-lived production base with minimal capital expenditures Oil-weighted assets Strong balance sheet post-transaction Positioned to generate organic growth Able to capitalize on market dislocations and opportunities Attractive valuation - $11.80 per Boe / 6.5x 2010 EBITDA Current Resolute shareholders contributing 100% of ownership interests Continued support from Blue Chip sponsors

Proven Management Team Experienced, cohesive management team Long history of working together to build HS Resources as a public company HS Resources IPO in 1992 at $14.00 per share ($155 million firm value) Sold to Kerr-McGee in 2001 for $66.11 per share ($1.8 billion firm value) HS team completed many acquisitions and multiple public debt and equity financings 19.6% IRR, 354% ROI HS Resources' strategy focused on acquiring legacy property from majors, using core competencies to enhance reserves, production and cash flow Management has implemented similar strategy at Resolute Team formed Resolute in 2004 Acquired legacy properties from Chevron and ExxonMobil Substantial capital spent to rejuvenate properties Inventory of development projects positions Resolute for growth

Business Overview

Asset Overview

Asset profile


Mowry Shale/Frontier
Big Horn Basin
~69,000 Net Acres
Hilight Field
Powder River Basin
Aneth Field
Paradox Basin
Black Warrior Basin
~41,500 Net Acres

Reserve data (1)

- Proved reserves: 49.3 MMBoe
  - Proved reserves expected to be significantly higher based on improved pricing
- Q1 2009 production: 7,626 Boe per day
- Proved R/P: 18 years
- PD R/P: 11 years

Proved reserves (1)


Wyoming
11%
Aneth
89%


Gas
6%
NGL
3%
Oil
91%


PUD
36%
PDP
35%
PDNP
29%

(1) Reserves have been prepared by Resolute with an effective date of December 31, 2008, in accordance with definitions and guidelines promulgated by the SEC, and audited by Netherland, Sewell & Associates, Inc. Prices and costs that were in effect as of December 31, 2008, were utilized and held constant for the life of the reserves.

8

Resolute

Resolute Aneth Field Properties


40S 24E
40S 25E
41S 24E
41S 25E
Location Map
Utah

- Discovered in 1956
- Acquired from Chevron (2004) and ExxonMobil (2006)
- Resolute operated
- 1.5 billion Bbl original oil in place; light, sweet crude
  - 43,000 acres
  - Average depth approx. 5,500 feet
- Significant secondary and tertiary opportunities
- Since acquisition $143 million invested to revitalize field, including CO_2 flood and 3D seismic survey

Reserves by product


Gas
0%
NGL
1%
Oil
99%

Reserves by category


PDP
32%
PUD
40%
PDNP
28%

- Proved reserves: 43.9 MMBoe
- Q1 2009 production: 5,394 Boe per day

(1) Reserves have been prepared by Resolute with an effective date of December 31, 2008, in accordance with definitions and guidelines promulgated by the SEC, and audited by Netherland, Sewell & Associates, Inc. Prices and costs that were in effect as of December 31, 2008, were utilized and held constant for the life of the reserves.

9

Upside From Improved Recovery Incremental 1% recovery results in 16% increase to Resolute proved reserves (8.1 MMBbl net) Successful 25 year CO2 flood project in McElmo Creek Unit suggests that further CO2 flood expansion will result in significant improvement in recovery throughout Aneth Field Aneth Field is highly-mapped and characterized by strong well control Large enhanced oil recovery opportunity an "option on technology" Long-lived reserves an "option on price"

Resolute

Stabilized Production Base Since Acquisition

Aneth Field – Average daily gross oil production


16,000
14,000
12,000
10,000
8,000
6,000
4,000
2,000
0
Oil Production (Bbl per day)
November 2004
Chevron
Acquisition
April 2006
ExxonMobil
Acquisition
Jan-02
Jan-03
Jan-04
Jan-05
Jan-06
Jan-07
Jan-08
Jan-09
Aneth
McElmo Creek
Ratherford

- Invested gross capital expenditures of $143 million (excluding CO_2 acquisition) to revitalize Aneth Field
  - Returned 115 wells to activity; recompleted 18
  - Drilled 28 horizontal laterals in 16 existing wells
  - Shot and interpreted 39 square miles of 3-D seismic on the Aneth Unit
  - Significant upgrading of surface infrastructure including compression, electrical and gathering/injection lines
- Allowed Resolute to arrest the long term natural field decline; positions company to take advantage of opportunities to grow production significantly
- Identified, engineered and commenced a field wide tertiary recovery project
  - Project based on successful CO_2 flood of McElmo Creek Unit implemented by ExxonMobil in mid-1980s
  - Large original oil in place provides attractive target for incremental recovery through CO_2 injection
  - Phases 1, 2, and 3 of Aneth Unit project completed; injecting CO_2, have seen production response

11

Stable Production Base with Significant Organic Upside Resolute Aneth net production and capital expenditure forecast CAGR: 16.3% Production from proved developed reserves essentially flat over next five years Minimal capital needed - $38.9 million Two-thirds of that capital is purchase of CO2 Significant production growth opportunity from existing proved undeveloped reserves

Existing and New CO2 Flood Projects Aneth Phase 4 Construction starts Aug-10 CO2 injection starts May-11 Fully implemented Jun-13 Aneth Phases 1, 2, 3 All construction capital has been invested First injection Jul 2007 Oil response Jul 2008 Ratherford Phase 1 Construction starts Sep 2013 CO2 injection starts Apr 2014 Fully implemented Mar 2017 McElmo Creek DC IIC First pattern online Aug 2010 Final pattern online Jan 2021 Aneth Unit Pilot Flooded since 1998 McElmo Creek Unit Flooded since 1985

Resolute

Overview of Resolute CO_2 Operations

Close to largest US CO_2 source


Coal Gasification
North Dakota
Labarge
Wyoming
Utah
Colorado
McElmo Dome
Sheep Mountain
California
Arizona
St. John Dome
New Mexico
Oklahoma
Bravo Dome
Ammonia Plant
Texas
Gas Plants
Mississippi
Jackson Dome
Louisiana
Natural Source
Industrial Source
Pipelines
Greater Aneth Field

CO_2 flood process diagram


Separator
Oil Sales
CO_2 Source
CO_2 + H_2O Injector
OIL RESERVOIR

- Proven technology
  - Miscible CO_2 flood first successfully implemented in 1972 by Chevron
  - 105 active miscible CO_2 floods in the US, producing ~250 MBbl per day; additional projects in planning stages
- Proven response in McElmo Creek Unit; initial stage response in Aneth Unit
- Size of original oil in place in Aneth Field represents large target for CO_2 flood exploitation
- Long-term CO_2 supply contracts in place

14

Total net reserves: 5.4 MMBoe Q1 2009 production: 2,232 Boe per day Wyoming - Hilight Field Acquired Hilight Field in July 2008 Substantially all conventional production including oil, gas and NGL; minimal CBM Acquisition rationale Product and geographic diversification Added balance sheet strength through significant equity issuance Reserves by product Reserves by category (1) Reserves have been prepared by Resolute with an effective date of December 31, 2008, in accordance with definitions and guidelines promulgated by the SEC, and audited by Netherland, Sewell & Associates, Inc. Prices and costs that were in effect as of December 31, 2008, were utilized and held constant for the life of the reserves.

Resolute

Wyoming - Hilight Field Growth Opportunities

- Muddy 'B' horizontal drilling
  - Prior operator drilled three horizontal wells; results pending
- Niobrara / Turner sandstones
  - 820 MBbl and 397 MMcf produced from 10 wells in Hilight Field
- Mowry shale
  - Hydrocarbon source rock for the Muddy Formation
  - Several wells in field noted fractures and oil shows
  - Four recently drilled wells; results pending
  - Six recently permitted Mowry tests nearby
- Minnelusa sandstone
  - Has produced in close proximity to Hilight Field
  - Needs 3D-seismic for effective target identification
- Enhanced oil recovery (CO_2 flood)
  - Anadarko is currently injecting 215 MMcf per day of CO_2 into Salt Creek Field 60 miles from Hilight Field
  - Hilight Field OOIP ~275 MMBO


Termo
Orion
EOG
Baytex
Resolute Acreage
Niobrara Producer
Mowry Producer
Minnelusa Producer
New Mowry horizontal
New Mowry vertical
New Mowry location

16

Financial Overview

Transaction Overview Transaction Resolute Holdings to go public through a business combination with Hicks Acquisition Company I, Inc. (AMEX: TOH) Company will be renamed Resolute Energy Corporation Resolute will apply for listing on the NYSE Transaction value of $582 million Note: Assumes 30.0% shareholder redemption. (1) Based on estimated 8/31/2009 net debt pre-close of $415 million. (2) Assumes 50% of public warrants are purchased and retired for $0.55 each using cash held in trust. (3) Based on $9.78 share price, which represents cash held in trust per share as of 3/31/2009. Consideration Resolute will receive up to $346 million in cash; will be used to delever balance sheet $69 million net debt at close (1) (2) Resolute management and Natural Gas Partners to retain approximately 18% of common shares Earnout shares plus warrants provide significant shareholder-aligned incentive Management and Board Management team led by Nick Sutton, Chairman and CEO, has worked together extensively in senior leadership roles building public and private oil and gas companies Board will be comprised of independent directors and representatives of NGP, Resolute and HACI Expected Closing September 2009

Transaction Valuation and Ownership ($ in millions, except per share data) Pro forma equity ownership (1) Note: Assumes shareholder redemption of 30.0%. Assumes HACI purchases and retires 50% of public warrants at $0.55 per warrant with cash held in trust. Assumes founder cancels two-thirds of promote shares. Assumes founder does not make a $20 million co-investment at transaction close. The strike price for founder's and sponsor warrants is reset from $7.50 to $13.00. Excludes 3.2 million earnout shares issued in connection with the transaction. Based on management guidance for 2010E EBITDA of $89.0 million. Reserves figures and ratios reflect 12/31/2008 SEC reserves of 49.3 MMBoe, and Q1 2009 average production 7,626 Boe per day. Pro forma valuation

Pro Forma Transaction Overview Note: Assumes shareholder redemption of 30.0%. Assumes HACI purchases and retires 50% of public warrants at $0.55 per warrant with cash held in trust. (1) Represents Resolute's estimated debt at 8/31/2009. (2) Based on actual cash held in trust as of March 31, 2009, net of assumed redemptions of 30%. ($ in millions, unless otherwise indicated) Sources Uses Pro forma capitalization Pro forma capital structure strengthens Resolute's balance sheet and cash flows Allows for future growth opportunities Creates opportunity to invest organically and seek acquisitions

Strong Pro Forma Metrics - Strength to Execute Net debt / 2010E EBITDA Net debt / Proved reserves ($ per Boe) Core peer group Non-Core peer group Resolute Note: Reserve values calculated by Resolute in accordance with SEC price deck methodology, proved reserves represent 49.3 MMBoe with price deck of $44.60 / bbl and $5.24 / MMBtu at 12/31/2008. Proved reserves and R/P (1) % Proved developed R/P (Years)

Summary Financials ($ in millions, except as noted) (1) Management price deck based on 7/18 strip price for oil and gas (2) Historical gas price in $ per Mcfe, includes NGL (3) Oil, NGL and gas revenue net of expiration of puts (4) Net of capitalized operating expenses (5) Net of COPAS reimbursement and non-cash charges (6) Historical capital includes acquisition

Hedge Portfolio Crude oil hedges Gas swaps Significant portion of forecast oil production hedged through 2013 76% of second half of 2009 hedged at $65.30 per Bbl 66% of 2010 hedged at $69.19 per Bbl 2010 prices assumes Resolute unwinds a legacy hedge position prior to closing Legacy trade from Resolute's original Chevron acquisition in 2004 Gas production hedged at prices significantly above current market 78% of second half production hedged at CIG price of $5.99 per MMBtu 64% of 2010 production hedged at NYMEX price of $9.69 per MMBtu Gas collars

Positive Long-term Oil Price Outlook Global oil dependence is projected to continue Strong forward curve Oil much more valuable than gas equivalent Source: US Energy Information Administration 2009 International Energy Outlook. Natural declines Reduced capital available for exploration Geopolitical issues Possible weakening of US dollar Higher inflationary pressures Oil production more difficult and more expensive Source: FactSet, Bloomberg and Wall Street Research. Market data as of 7/31/2009. Source: FactSet, Bloomberg and Wall Street Research. Market data as of 7/31/2009.

Leveraged to Oil Note: Reserves been prepared by Resolute in accordance with general industry standards with an effective date of December 31, 2008 and reflect the NYMEX 5-year forward strip for oil and gas (adjusted for contractual arrangements and gas heating content) and escalated historical operating costs. % Oil includes NGLs. Source: Company Filings. Core peer group Non-Core peer group Resolute Other NA E&P

Peer Group Comparison - Valuation Firm value / Boe Firm value / 2010E EBITDA Note: Resolute 2010E EBITDA of $89.0 million and firm value of $582 million. Medians exclude Resolute. Source: FactSet, company filings and Wall Street research. Data as of 7/31/2009. Firm value / Boe per day Firm value / SEC-PV10 (after-tax) Core peer group Non-Core peer group Resolute

Conclusion and Q&A

Key Investment Highlights Experienced management track record - both public and private companies Attractive asset base Significant organic upside through the application of proven technology in an established play Long-lived production base with minimal capital expenditures Oil-weighted assets Strong balance sheet post-transaction Positioned to generate organic growth Able to capitalize on market dislocations and opportunities Attractive valuation - $11.80 per Boe / 6.5x 2010 EBITDA Current Resolute shareholders contributing 100% of ownership interests Continued support from Blue Chip sponsors

Question and Answer

Appendix

Resolute Management Biographies Name Title Summary Nicholas J. Sutton Chairman and Chief Executive Officer Founder; assumed current position at inception - January 2004; Board member Director of Kerr-McGee from 2001 to 2004 Co-founder and CEO of HS Resources, Inc. from 1978 to 2001 Currently a director of Tidewater Inc. and a member of the Board of the St. Francis Memorial Hospital Foundation James M. Piccone President, General Counsel and Secretary Founder; assumed current position at inception - January 2004; Board member Senior Vice President and General Counsel of Aspect Energy, LLC from 2002 to 2004 Served as contract attorney for Aspect Energy from October 2001 until January 2002 Vice President and General Counsel of HS Resources, Inc. from 1995 to 2001 Theodore Gazulis Vice President and Chief Financial Officer Founder; assumed current position at inception - January 2004 Vice President of HS Resources from 1984 to 2001 Former member of board of directors of Contour Energy and Interim Chief Financial Officer of Venoco Richard F. Betz Vice President, Business Development Founder; assumed current position at inception - January 2004 Managing Director of Chase Securities oil and gas coverage group for 17 years Closely associated with HS Resources, Inc. for more than 12 years Dale E. Cantwell Vice President, Operations Founder; assumed current position at inception - January 2004 Vice President of Kerr-McGee from 2001 to 2003 Vice President of Operations of HS Resources from 1993 to 2001 Engineering and marketing role at Amoco Production Company from 1979 to 1993 Janet W. Pasque Vice President, Land Founder; assumed current position at inception - January 2004 Land Manager - North America, Kerr-McGee, 2001 to 2003 Land Manager and Vice President of HS Resources, Inc. from 1993 to 2001 Previously served in land functions at Texaco and Champlin

Blue Chip Sponsorship Hicks Acquisition Company Formed in 2007 for the purpose of acquiring an operating company October 2007 IPO raised over $550 million Led by Thomas O. Hicks, Chairman of the Board 35+ years of private equity investing experience Founder of Hicks, Muse, Tate & Furst - one of the most active and successful private investment firms in the country Natural Gas Partners Founded in 1988; leading energy sector financial sponsor with more than $7.2 billion assets under management Unsurpassed record of building and sponsoring companies focused on oil and gas exploration and production, midstream and oilfield services Single largest Resolute shareholder post-combination with Hicks Acquisition Company

Resolute Core Comp Universe Concho Resources 56% developed (similar to Resolute) More than 60% oil reserves Long R/P (14 years) Low leverage Previous private equity sponsorship Denbury Resources Company focused on tertiary recovery through CO2 floods More than 80% oil reserves Long R/P (11 years) Close proximity to large CO2 source 58% developed (similar to Resolute) Low leverage Previous private equity sponsorship Encore Acquisition Company Rockies focus More than 65% oil reserves Long R/P (13 years) History of enhanced oil recovery Current focus on CO2 injection Shared working interest in Aneth field Previous private equity sponsorship

2010 Financial Projection Note: Detail may not sum to totals due to rounding.

McElmo Creek Unit - Historical Performance Incremental CO2 production

Secondary EUR = 138.6 MMBbl Jan 07 EUR = 182.2 MMBbl MCU OOIP = 487 MMBbl Less shut-off of DC IIC 84 MMBbl Less DC III 37 MMBbl CO2 flooded OOIP = 366 MMBbl Incremental oil recovery from CO2 flood = 182.2 MMBbl - 138.6 MMBbl = 43.6 MMBbl Incremental oil recovery efficiency = 43.6 / 366 = 11.9% McElmo Creek Unit - CO2 Flood Response Incremental CO2 production

WYNR, LLC Big Horn Basin, WY ~69,000 net acres Mowry Shale - emerging play Play attributes Major regional source rock Oil prone 300-500 feet thick Naturally fractured AMI with Fidelity Mowry Activity Big Horn Basin, WY (Bayless, Teton, Cirque, Windsor) Crazy Mountain Basin, MT (Devon, Barrett, Noble) Powder River Basin, WY (EOG, Baytex, Orion) Rawlins Uplift, WY (Rose) Fidelity AMI

BWNR, LLC Black Warrior Basin, AL ~41,000 net acres Participation Agreement with Huber Chattanooga Shale - emerging play 2-43-2402 vertical well drilled, tested Huber earns by reentering well for horizontal lateral or by drilling new vertical CBM - established play Huber earns by drilling 5- well pilot APPALACHIAN THRUST QUACHITA THRUST MISSISSIPPI ALABAMA Tuscaloosa 2-43-2402